                                 SCHEDULE 14A
                                (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.  )


    Filed by the registrant [X]

    Filed by a party other than the registrant [ ]

    Check the appropriate box:

    [ ] Preliminary proxy statement    [ ] Confidential, for Use of the
                                           Commission Only (as permitted by
                                           Rule 14a-6(e)(2))
    [ ] Definitive proxy statement

    [X] Definitive additional materials

    [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                              Citfed Bancorp, Inc.
- -------------------------------------------------------------------------------
           (Name of Registrant as Specified in Its Charter)


                              Citfed Bancorp, Inc.
- -------------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

    [ ] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
or Item 22(a)(2) of Schedule 14A.

    [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

- --------------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------

    (5) Total fee paid:

- --------------------------------------------------------------------------------

    [X] Fee previously paid.

- --------------------------------------------------------------------------------

    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

- --------------------------------------------------------------------------------

    (2) Form, schedule or registration statement no.:

- --------------------------------------------------------------------------------

    (3) Filing party:

- --------------------------------------------------------------------------------

    (4) Date filed:

- --------------------------------------------------------------------------------

                              CITFED BANCORP, INC.
                          ONE CITIZENS FEDERAL CENTRE
                                  DAYTON, OHIO

                AMENDED NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

         Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of CitFed Bancorp, Inc. ("CitFed" or the "Corporation"), a Delaware corporation, which was held for the purpose of conducting only limited business on Friday, July 26, 1996, has been adjourned and continued for the purpose of voting on the proposal to amend the Corporation's Certificate of Incorporation which has been modified as described herein from the proposal set forth in the original proxy statement mailed to stockholders on June 10, 1996 (the "Proxy Statement"). The date, time and place of the reconvened meeting are Friday, September 20, 1996, at 9:00 a.m. (Eastern Daylight Time), at the Corporation's executive offices in the Savers Club Auditorium, One Citizens Federal Centre, Dayton, Ohio. The items of business to be addressed at the reconvened meeting include the following:

         1. Approval of an amendment to Article Fourth of CitFed's Certificate of Incorporation to increase the total number of shares of common stock which the Corporation shall have the authority to issue to twenty million (20,000,000); and

         2. To transact such other business as may properly come before the Meeting or any adjournment thereof.

         The foregoing items of business are more fully described in the Company's Proxy Statement and in the Supplement to the Proxy Statement (the "Supplement") accompanying this Amended Notice.

         At that portion of the Annual Meeting held on Friday, July 26, 1996, the stockholders of the Company present, either in person or represented by proxy, elected Cheryl A. Craigie, Allen M. Hill and Gilbert P. Williamson to serve as directors of the Corporation until 1999, and further voted in favor of the proposal to approve an amendment to the 1996 Stock Option and Incentive Plan (the "Stock Option Plan") to increase by 280,000 the number of shares reserved for issuance thereunder.

         All stockholders of record at the close of business on the Record Date were previously sent notice of the originally scheduled meeting, together with the Proxy Statement, a proxy card (the "Original Proxy") and the Company's 1996 Annual Report to Stockholders. No new Record Date has been set. Accordingly, only those persons who were stockholders as of the Record Date are entitled to vote at the reconvened meeting and any further adjournment thereof.

         All stockholders are cordially invited to attend in person. The Board of Directors intends to vote the common stock represented by the Original Proxies for use at the Meeting on the proposal, as modified, in the manner designated in such Original Proxies. In the event that you did not send in an Original Proxy or you desire to change your vote on the proposal as a result of its modification, you need to either return the enclosed Supplemental Proxy, validly appoint someone else to serve as your proxy at the Meeting or attend the Meeting and vote in person.


                                              BY ORDER OF THE BOARD OF DIRECTORS



                                              JOHN H. CURP
                                              Corporate Secretary

Dayton, Ohio
August 1, 1996

                              CITFED BANCORP, INC.
                          ONE CITIZENS FEDERAL CENTRE
                                  DAYTON, OHIO
                      ____________________________________

                         SUPPLEMENT TO PROXY STATEMENT
                      ____________________________________


                                    GENERAL

ANNUAL MEETING

         This Supplement to the Proxy Statement (the "Supplement") of CitFed Bancorp, Inc., a Delaware corporation ("CitFed" or the "Corporation"), dated June 10, 1996 (the "Proxy Statement") is furnished to stockholders of the Corporation in connection with the solicitation of proxies on behalf of the Board of Directors of CitFed for use at the reconvened portion of the Annual Meeting of Stockholders of the Corporation (the "Meeting"), to be held on Friday, September 20, 1996, at 9:00 a.m. (Eastern Daylight Time), and at all adjournments or postponements thereof. The reconvened Meeting will be held at the Corporation's executive offices in the Savers Club Auditorium, One Citizens Federal Centre, Dayton, Ohio. This Supplement provides information relating to the change to the proposal to be voted on by the stockholders to amend the Corporation's Certificate of Incorporation.

         The original Notice of Annual Meeting, Proxy Statement, original proxy card (the "Original Proxy") and the Corporation's 1996 Annual Report to Stockholders were mailed to stockholders on June 10, 1996 to all stockholders entitled to vote at the Meeting. This Supplement and the enclosed blue-striped proxy card (the "Supplemental Proxy") were mailed on or about August 1, 1996.

         Except as specifically amended or supplemented by the information contained in this Supplement, all information set forth in the Proxy Statement remains unchanged and should be considered in casting your vote by proxy or at the Meeting.

PURPOSE OF SUPPLEMENT

         The purpose of this Supplement is to modify the proposal in the Proxy Statement requesting stockholder approval to amend CitFed's Certificate of Incorporation to increase the number of shares the Corporation shall have the authority to issue. Article Fourth of CitFed's Certificate of Incorporation currently provides that the Corporation shall have the authority to issue fifteen million (15,000,000) shares, consisting of five million (5,000,000) shares of preferred stock and ten million (10,000,000) shares of common stock. The original proposal set forth in the Proxy Statement increased the authorized number of shares of both the Corporation's common and preferred stock (the "Amendment"). The original Amendment increased the total number of shares of all classes of stock which the Corporation would have the authority to issue to forty-five million (45,000,000), consisting of fifteen million (15,000,000) shares of preferred stock and thirty million (30,000,000) shares of common stock. The Board of Directors, in response to concerns raised by certain stockholders that the amount of the increase requested in authorized shares seems higher than necessary, as well as the low level of voter response, decided to modify the proposal.

         The Amendment, as modified, provides that Article Fourth of CitFed's Certificate of Incorporation will be amended to provide that the total number of shares of all classes of stock which the Corporation shall have the authority to issue will be twenty-five million (25,000,000), consisting of five million (5,000,000) shares of preferred stock and twenty million (20,000,000) shares of common stock. Accordingly, the Amendment, as modified, will increase the total number of shares of common stock which the Corporation shall have authority to issue from ten million (10,000,000) to twenty million (20,000,000), rather than to thirty million (30,000,000). In addition, the Amendment, as modified, eliminates entirely the proposed increase in the authorized number of shares of preferred stock.

         The reasons for this proposal, as well as its advantages and disadvantages, are as set forth in the Proxy Statement previously provided to all stockholders. If you wish to obtain another copy of the Proxy Statement, contact CitFed Bancorp, Inc., Investor Relations Department, One Citizens Federal Centre, Dayton, Ohio; telephone number (513) 229-8319.

         Attached as Exhibit A to this Supplement is the complete text of the proposed Amendment to CitFed's Certificate of Incorporation, as modified.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO TWENTY MILLION (20,000,000) SHARES.

VOTING RIGHTS AND PROXY INFORMATION

         The Board of Directors intends to vote the common stock represented by the Original Proxies for use at the Meeting on the Amendment, as modified, in the manner designated in such Original Proxies. In the event that you did not send in an Original Proxy or you desire to change your vote on the Amendment as a result of its modification, you need to either return the enclosed Supplemental Proxy, validly appoint someone else to serve as your proxy at the Meeting or attend the Meeting and vote in person.

         All shares of common stock represented at the Meeting by properly executed Original Proxies or Supplemental Proxies (collectively, "Proxies") received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. Proxies solicited on behalf of the Board of Directors of the Corporation will be voted in accordance with the directions given therein. Where no instructions are indicated, Proxies will be voted "FOR" the proposal set forth in this Supplement. The Corporation does not know of any matters, other than as described in the Amended Notice of Meeting, that are to come before the reconvened Meeting. If any other matters are properly presented at the reconvened Meeting for action, the persons named in the Proxies will have the discretion to vote on such matters in accordance with their best judgment.

VOTING REQUIRED FOR APPROVAL OF PROPOSAL

         Approval of the proposal to amend the Corporation's Certificate of Incorporation requires the affirmative vote of the holders of at least a majority of the shares entitled to be voted at the Meeting.


                                 OTHER MATTERS

         The Board of Directors is not aware of any business to come before the Meeting other than the matters described in the Proxy Statement, as amended and supplemented by this Supplement. Should any other matters properly come before the Meeting, it is intended that holders of the Proxies will act in accordance with their best judgment.

         The cost of solicitation of Supplemental Proxies will be borne by the Corporation. The Corporation will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending supplemental proxy materials to the beneficial owners of Corporation. In addition, CitFed engaged ChaseMellon Shareholders Services, L.L.C. ("ChaseMellon") and Georgeson & Company, Inc. ("Georgeson") to assist CitFed in distributing the Proxy Statement and Original Proxy and contacting record and beneficial owners of CitFed common stock. CitFed has again engaged ChaseMellon to assist CitFed in distributing the this Supplement and Supplemental Proxy and contacting record and beneficial owners of CitFed common stock. CitFed has agreed to pay ChaseMellon and Georgeson, in the aggregate, approximately $25,000, plus out-of-pocket expenses, for their services rendered and to be rendered on behalf of CitFed. In addition to solicitation by mail, directors and officers of the Corporation and regular employees of the Bank may solicit proxies personally or by telegraph or telephone, without additional compensation.

                                                                       EXHIBIT A





         FOURTH:     A.       The total number of shares of all classes of stock
which the Corporation shall have the authority to issue is twenty-five million (25,000,000) consisting of:

                     1. five million (5,000,000) shares of preferred stock, par value one cent ($.01) per share (the "Preferred Stock"); and

                     2. twenty million (20,000,000) shares of common stock, par value one cent ($.01) per share (the "Common Stock").

                                REVOCABLE PROXY

                              CITFED BANCORP, INC
                   RECONVENED ANNUAL MEETING OF STOCKHOLDERS

                               September 20, 1996

        The undersigned hereby appoints the Board of Directors of CitFed Bancorp, Inc. (the "Corporation"), and its survivor, with full power of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Corporation which the undersigned is entitled to vote at the reconvened Annual Meeting of Stockholders (the "Meeting"), to be held on Friday, September 20, 1996 at the Corporation's executive offices in the Savers Club Auditorium, One Citizens Federal Centre, Dayton, Ohio, at 9:00 A.M. (Eastern Daylight Time), and at any and all adjournments thereof, as follows:



                                                         FOR    AGAINST  ABSTAIN
                                                         ---    -------  -------
  I. Approval of an amendment to Article Fourth of       / /     / /       / /
     CitFed's Certificate of Incorporation to increase the total number of authorized shares of common stock to twenty million (20,000,000) shares.

In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment thereof.

      The Board of Directors recommends a vote "FOR" the listed proposal.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL STATED. IF ANY OTHER BUSINESS IS
PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS
PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        This proxy may be revoked at any time before it is voted by: (i) filing with the Secretary of the Corporation at or before the Meeting a written notice of revocation bearing a later date than the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Corporation at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). If this proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

        The undersigned acknowledges receipt from the Corporation prior to the execution of this Proxy, of an Amended Notice of the Meeting, a Supplement to the Proxy Statement, a Notice of Annual Meeting, a Proxy Statement and the Corporation's Annual Report to Stockholders for the fiscal year ended March 31, 1996.




                            Dated:  ________________________


                            _________________________  _________________________
                            PRINT NAME OF STOCKHOLDER  PRINT NAME OF STOCKHOLDER

                            _________________________  _________________________
                            SIGNATURE OF STOCKHOLDER   SIGNATURE OF STOCKHOLDER

                            PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ABOVE
                            ON THIS CARD. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE. IF SHARES ARE HELD JOINTLY, EACH HOLDER SHOULD SIGN.

                            PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS
                                PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE
                            ____________________________________________________